UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 13, 2023
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street, Suite 1900
Portland, Oregon 97232
888-221-7070

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

333-15387	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

001-37591	EASTERN ENERGY GAS HOLDINGS, LLC	46-3639580
(A Virginia Limited Liability Company)
10700 Energy Way
Glen Allen, Virginia 23060
804-613-5100

333-266049	EASTERN GAS TRANSMISSION AND STORAGE, INC.	55-0629203
(A Delaware Corporation)
10700 Energy Way
Glen Allen, Virginia 23060
804-613-5100

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
PACIFICORP	None
MIDAMERICAN FUNDING, LLC	None
MIDAMERICAN ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None
EASTERN ENERGY GAS HOLDINGS, LLC	None
EASTERN GAS TRANSMISSION AND STORAGE, INC.	None

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     Regulation FD Disclosure.

Berkshire Hathaway Energy Company ("BHE") and its direct and indirect subsidiaries PacifiCorp, MidAmerican Funding, LLC, MidAmerican Energy Company, Nevada Power Company, Sierra Pacific Power Company, Eastern Energy Gas Holdings, LLC and Eastern Gas Transmission and Storage, Inc. (collectively, the "Subsidiary Registrants" and together with BHE, the "Registrants") posted certain information on November 13, 2023, free of charge and titled "EEI Financial Conference November 2023," in the Investors, Financial Filings section of BHE's internet website at https://www.brkenergy.com, as it, in part, includes information about BHE and each Subsidiary Registrant. Any information available on or through BHE's website is not part of this Form 8-K and BHE's web address is included as an inactive textual reference only.

In accordance with general instruction B.2 of Form 8-K, the information in this report is being furnished by each Registrant pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section. Furthermore, the information in this report shall not be deemed incorporated by reference in any filing made by a Registrant under the Securities Act of 1933, as amended, or the Exchange Act. This report will not be deemed an admission by any Registrant as to the materiality of any information in the report that is required to be disclosed by such Registrant solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: November 13, 2023
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

PACIFICORP
Date: November 13, 2023
/s/ Nikki L. Kobliha
Nikki L. Kobliha
Vice President, Chief Financial Officer and Treasurer

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
Date: November 13, 2023
/s/ Blake M. Groen
Blake M. Groen
Vice President and Controller of MidAmerican Funding, LLC and
Vice President and Chief Financial Officer of
MidAmerican Energy Company

NEVADA POWER COMPANY
Date: November 13, 2023
/s/ Michael J. Behrens
Michael J. Behrens
Vice President and Chief Financial Officer

SIERRA PACIFIC POWER COMPANY
Date: November 13, 2023
/s/ Michael J. Behrens
Michael J. Behrens
Vice President and Chief Financial Officer

EASTERN ENERGY GAS HOLDINGS, LLC
Date: November 13, 2023
/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

EASTERN GAS TRANSMISSION AND STORAGE, INC.
Date: November 13, 2023
/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer
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